                            ARTHUR ANDERSEN LLP


                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report, dated November 2, 1994, included in this Form 10-K, into North Shore Gas Company's previously filed Registration Statement
File No. 33-60256.



                                                 ARTHUR ANDERSEN LLP



Chicago, Illinois,

December 22, 1994